FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.	Investment Company Act File Number: 811-21984

Date of Notification: March 28, 2008

2.	Exact name of investment company as specified in registration statement:

CENTRAL PARK GROUP MULTI-EVENT FUND

3.	Address of principal executive office:

12 EAST 49TH STREET

NEW YORK, NEW YORK 10017

4.	Check one of the following:
A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of

Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph

(c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of

Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Michael Mascis
Michael Mascis
Authorized Person

Central Park Group Multi-Event Fund

12 East 49th Street

New York, New York 10017

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

March 27, 2008

Dear Shareholder:

This letter is to announce the first regular quarterly repurchase offer (the “Repurchase Offer”) for Central Park Group Multi-Event Fund (the “Fund”). The purpose of this Repurchase Offer is to provide access and liquidity to your assets by allowing you to sell your shares of beneficial interest (“Shares”) at net asset value. The Fund repurchases its Shares only by repurchase offer and only during its regular quarterly repurchase offers.

The Repurchase Offer period will begin on March 28, 2008 and end on April 18, 2008. All Repurchase offer requests received during this period will be processed on April 18, 2008.

If you are not interested in selling or exchanging your Shares at this time, you do not have to do anything and can disregard this notice. However, if you would like to sell Shares for cash in this Repurchase Offer, call your financial advisor or complete the Repurchase Offer Form included with this letter and return it by mail (in the enclosed envelope) or by fax (fax # (614) 428-3704) to Central Park Group Multi-Event Fund, c/o Citi Fund Services Ohio, Inc., Attn: Craig Hughes, 3435 Stelzer Road, Columbus, Ohio 43219. If you elect to submit your Repurchase Offer Form by fax, please deliver an original, executed copy promptly thereafter.

All requests to tender Shares must be received in good order by Citi Fund Services Ohio, Inc., the Fund’s Administrator, by 4:00 p.m., Eastern Time on April 18, 2008. It is your responsibility to confirm receipt of the Repurchase Offer Form with Central Park Group, LLC by calling (212) 317-9200. Please allow 48 hours for your Repurchase Offer Form to be processed prior to contacting Citi Fund Services Ohio, Inc. to confirm receipt.

If you have any questions, please call your financial advisor or call Central Park Group (212) 317-9200.

Sincerely,

Central Park Group Multi-Event Fund

Central Park Group Multi-Event Fund

12 East 49th Street

New York, New York 10017

REPURCHASE OFFER DOCUMENT

March 28, 2008

This offer of Central Park Group Multi-Event Fund (the “Fund”) to repurchase shares of beneficial interest (“Shares”) of the Fund (the “Repurchase Offer”) is made upon the terms and conditions stated in this Repurchase Offer Document, the accompanying Repurchase Offer Form and the Fund’s prospectus and statement of additional information (“SAI”).

1.	Repurchase Offer

The Fund is offering to repurchase for cash up to 25% (the “Repurchase Offer Amount”) of its issued and outstanding Shares on its Repurchase Request Deadline (defined below), at a price equal to the net asset value per Share (“NAV”) as of the close of business on the New York Stock Exchange on the Repurchase Pricing Date (defined below) upon the terms and conditions set forth herein. The purpose of the Repurchase Offer is to provide liquidity to shareholders, because no secondary market exists for the Fund’s Shares. The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

Neither the Fund, nor its adviser, Central Park Para Management, L.L.C. (the “Adviser”), nor any affiliate of the Adviser nor any of the Fund’s Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Shareholders must make their own decisions whether to tender Shares, and, if so, the portion of their Shares to tender.

Because each shareholder’s investment decision is a personal one, based on its financial circumstances, no person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to the Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein. If given or made, such recommendation and such information and representations must not be relied on as having been authorized by the Fund.

If you are not interested in selling your shares, please disregard this notice.

2.	Repurchase Request Deadline

All tenders of Shares for repurchase must be received in proper form by Citi Fund Services Ohio, Inc., the Fund’s Administrator (“Citi Fund Services”),by 4:00 p.m., Eastern Time on April 18, 2008, which is the “Repurchase Request Deadline.”

3.	Repurchase Pricing Date

It is intended that the NAV for the repurchase of the Fund’s Shares will be determined following the close of business on April 30, 2008 (the “Repurchase Pricing Date”).

4.	Payment for Shares Repurchased

The Fund will pay repurchase proceeds within seven calendar days after the Repurchase Pricing Date. The Fund will not charge any repurchase fee.

5.	Net Asset Value

The NAV of the Fund on March 24, 2008 was $10.37 per Share. You must decide whether to tender your Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The NAV of the Shares likely will change from March 24, 2008, to the date of your repurchase request, to the Repurchase Request Deadline and to the Repurchase Pricing Date. There can be no assurance that the NAV of the Shares on the Repurchase Pricing Date will be as high as the NAV of the Shares on the date you submit your repurchase request or the Repurchase Request Deadline. The Fund’s Shares are not traded on any established trading market and are subject to restrictions on transfer. Shareholders who wish to obtain the most current net asset value of their Shares should contact Central Park Group, LLC at (212) 317-9200 or at 12 East 49th Street, 14th Floor, New York, NY, 10017, Monday through Friday, except holidays, during normal business hours of 9:00 a.m. to 5:00 p.m. (Eastern time).

6.	Increase In Number of Shares Repurchased; Pro Rata Repurchases

There can be no assurance that the Fund will be able to repurchase all Shares that you have tendered, even if you tender all Shares held in your account. If shareholders tender more Shares for repurchase than the Repurchase Offer Amount, the Fund may, but is not obligated to, repurchase an additional two percent (2%) of its issued and outstanding Shares on the Repurchase Request Deadline above the Repurchase Offer Amount. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender Shares in excess of the Repurchase Offer Amount plus the additional 2%, the Fund will repurchase Shares tendered on a pro rata basis. If prorating is necessary, the Fund will send to shareholders a notice of proration. The number of Shares each investor asked to have repurchased will be reduced by the same percentage. You may have to wait until a subsequent repurchase offer to tender Shares that the Fund is unable to repurchase. Thus, you may be subject to the risk of NAV fluctuations during the period until the next repurchase offer.

7.	Withdrawal of Shares To Be Repurchased

Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time on April 18, 2008, by submitting a written notice to Central Park Group Multi-Event Fund, c/o Citi Fund Services Ohio, Inc., Attn: Craig Hughes, 3435 Stelzer Road, Columbus, Ohio 43219.

8.	Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone the Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended). These circumstances are limited and include the following:

a.	if the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;
b.

for any period during which an emergency exists as a result of which the disposal by the Fund of securities it owns is not reasonably practicable, or during which it is not reasonably practicable for the Fund to determine fairly the value of the Fund’s net assets; or

c.	for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

You will be notified if the Fund suspends or postpones the Repurchase Offer. If the Fund renews the Repurchase Offer after a suspension or postponement, you will be sent a new notification.

9.	Tax Consequences

You should review the tax information in the Fund’s prospectus and SAI. You should consult your tax advisor regarding the specific tax consequences, including state and local tax consequences, of participating in the Repurchase Offer. The Fund intends to take the position that a transaction in which a shareholder tenders Shares will qualify for sale treatment. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders that hold their Shares as a capital asset.

10.	Documents In Proper Form

All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholders. The Fund’s interpretations of the terms and conditions of the Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived. Additional documentation may be required for corporations and trust accounts. Please contact your Financial Advisor or Central Park Group at (212) 317-9200 for specific requirements.

11.	Repurchase Offer Consequences; Expenses

Repurchases of Shares will have the effect of decreasing the size of the Fund and increasing both the proportionate interest in the Fund of shareholders who do not tender Shares and the Fund’s expenses as a percentage of net average assets. A reduction in the aggregate assets of the Fund may result in investors who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. Further, interest on any borrowings to finance Share repurchase transactions may reduce the Fund’s returns. These effects may be reduced or eliminated to the extent that additional subscriptions for Shares are made from time to time.

* * * * *

None of the Fund, the Adviser, Citi Fund Services, nor any other person is or will be obligated to give notice of any defects or irregularities in the Repurchase Offer, nor shall any of them incur any liability for failure to give any such notice.

For a copy of the Fund’s prospectus or SAI, call the Fund at (212) 317-9200.

If you are not interested in selling your shares at this time, no action is required.